Exhibit 99.1

OPTICAL CABLE CORPORATION (OCC)

Annual Meeting of Shareholders

Neil Wilkin President & CEO

March 27, 2012

Green Ridge Recreation Center Roanoke, Virginia

1

Forward Looking Information

This presentation may contain —forward

looking that involve risks and uncertainties. These statements reflect management’s current expectations about possible future events and performance. Actual future results may differ materially due to a number of factors, including but not limited to, those factors set forth in detail in the —forward looking information of our most recent annual report on Form 10-K and quarterly reports on Form 10-Q and in our other SEC reports—all such factors are incorporated herein by reference. These factors may be revised or supplemented in future reports filed with the SEC.

2

Agenda

•Accomplishments in 2011.

•Looking Forward to 2012.

•Creating Shareholder Value.

•New at OCC!

3

Review of 2011

4

FY 2011 Financial Achievements

•Grew Net Sales – 8.6% to $73.3 million—highest in OCC’s history.

•Increased Gross Profit – 10.7% to $26.3 million, with gross profit margin of 35.8%.

•Improved Profitability – EPS of 11 cents.

5

FY 2011 Financial Achievements

•Strong Operating Cash Flow – $2.4 million—continuing track record of generating annual positive operating cash flow since 2001 (excluding $58,000 used in 2006).

•Reduced Bank Debt – Paid down $878,000 during year.

6

Consolidated Net Sales—by Quarter (FY 2009 through FY 2011)

(in thousands $)

$18,779 $18,775 $19,667 $19,000 $18,464 $17,713 $18,000 $17,184 $17,000

$16,000 $15,256 $15,007 $15,000 $14,958 $15,343 $14,207 $14,080 $14,000

$13,000 $12,000 $11,000 $10,000

$9,000

1	2 3 4 Quarter

2009 2010 2011

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Looking Forward to 2012

8

Looking Forward to 2012

First Quarter fiscal 2012:

•Net Sales of $17.3 million in Q1 2012.

•Gross Profit of $6.2 million in Q1 2012.

•EPS of 3 cents per share.

Looking Forward to 2012

•Typical Backlog/Forward Load $4 to $5 million (or 3 to 4 weeks).

•Backlog/Forward Load of $7.2 million at end of February 2012 (or 5 weeks).

Looking Forward to 2012

Backlog/Forward Load Q1 2011 – February 2012

$8.0

$7.5

$7.0 $6.7

$6.5 $7.2

$6.0 $5.5

$5.5

Millions $5.0 $4.9

In $4.5

$4.0

$3.5 $4.0 $4.3

$3.0

Q1-11 Q2-11

Q3-11 Q4-11

Q1-12

Quarter Feb-12

Looking Forward to 2012

•We believe this will have a positive impact on net sales and earnings in Q2 2012.

•At this time, we also believe FY 2012 net sales and earnings will be higher than in FY 2011.

Creating Shareholder Value

Creating Shareholder Value

•Cash Dividends to Shareholders – 4 cents per share declared in FY 2011, $409,000 declared and paid to shareholders since dividend initiated in October 2010.

•Increased Dividend 50% – Board increased dividend in January 2012 with implied annual rate of 6 cents per share close).

Creating Shareholder Value

•Purchased and Retired Shares – Returned $846,000 to shareholders during FY 2011 by purchasing 183,025 shares, completing plan to purchase and retire 325,848 shares.

Creating Shareholder Value

•13.8% Total Shareholder Return – during FY 2011 calculated using stock appreciation plus dividends paid.

•OCC Return Beating Major

Indexes – during FY 2011, and favorably competing through current month and over longer period.

Comparison of Cumulative Return of OCC, Russell 2000 Index, DJIA, and S&P 500 November 1, 2010 to October 31, 2011

(Assumes Initial Investment of $100, including OCC dividends)

210.00

190.00

170.00

OCC

Russell

DJIA 190.00 S&P 500

170.00

$ ) 150.00

( Value

130.00

110.00

90.00

70.00

Nov-10 Dec-10 Jan-11 Feb-11 Mar-11 Apr-11 May-11 Jun-11 Jul-11 Aug-11 Sep-11 Oct-11

Week Ended

Comparison of Cumulative Return of OCC, Russell 2000 Index, DJIA, and S&P 500 November 1, 2010 to March 23, 2012

(Assumes Initial Investment of $100, including OCC dividends)

210.00

190.00

OCC

Russell 190.

00 DJIA

170.00

)

( $ 150.00

Value

130.00

110.00

90.00

70.00

Nov-10 Dec-10 Jan-11 Feb-11 Mar-11 Apr-11 May-11 Jun-11 Jul-11 Aug-11 Sep-11 Oct-11 Nov-11 Dec-11 Jan-12 Feb-12 Mar-12

Week Ended

Comparison of Cumulative Return of OCC, Russell 2000 Index, DJIA, and S&P 500 October 31, 2002—February 29, 2012

(Assumes Initial Investment of $100, including OCC dividends)

Value ($) $ $ $ $ $ $ $ $ $ $ . 50 100 . . 150 200 . . 250 300 . . 350 . 400 450 .

- 00 00 00 00 00 00 00 00 00 Oct-02

Jan-03 Apr-03 Jul-03 Oct-03 Jan-04 Apr-04 Jul-04 Oct-04 Jan-05 Apr-05 Jul-05 Oct-05 Jan-06 Apr-06 Jul-06 Oct-06

Jan-07 Month Apr-07 Jul-07 Ended Oct-07 Jan-08

Apr-08 Jul-08 Oct-08 Jan-09 Apr-09 Jul-09 Oct-09 Jan-10 Apr-10 Jul-10 Oct-10 Jan-11 Apr-11 Jul-11 Oct-11 Jan-12

19 S&P DJIA OCC 500 Russell

Value Relative to Share Price

•Net Book Value Exceeds Current Share Price –

$4.55 per share NBV at January 31, 2012 (NBV attributable to OCC).

•Net Working Capital Exceeds Current Share Price – $3.80 per share NWC at January 31, 2012.

New at OCC®

New at OCC

New at OCC

New at OCC

New OCC® Product Catalog

iTunes App

know about our complete line of Category 5e, Category 6, 6A copper cable?

Google play (formerly Android Market)

Continued Focus

•New Product Development.

•Growing Sales with New Products and New Customers – Maximizing

Operating Leverage.

•Controling costs.

OPTICAL CABLE CORPORATION (OCC)

Annual Meeting of Shareholders

Neil Wilkin President & CEO

March 27, 2012

Green Ridge Recreation Center Roanoke, Virginia

29